UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 18, 2007

CHAMPIONS BIOTECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17263	52-1401755
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2200 Wilson Blvd.
Suite 102-316
Arlington, Virginia 22201
(Address of principal executive offices, including zip code)

(703) 526-0400
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

       This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on May 24, 2007 to include the financial statements and pro forma information required by Item 9.01 of Form 8-K.

       On May 24, 2007, a current report on Form 8-K was filed in connection with the Registrant entering into an Agreement and Plan of Merger under which Biomerk, Inc. merged with the Registrant’s wholly-owned subsidiary in a reverse triangular merger and became a wholly-owned subsidiary of the Registrant. Biomerk, Inc. is a private company that is focused on generating a novel preclinical platform of human cancer tumor immune-deficient mice xenografts (Biomerk Tumorgrafts™). Biomerk, Inc. has several patent applications relating to xenograft models used for identifying potentially active chemotherapeutic agents. The Registrant issued 4,000,000 restricted shares of its common stock to acquire Biomerk, Inc.

Item 9.01. Financial Statements and Exhibits

(a)      Financial Statements of Business Acquired

The audited balance sheet of Biomerk, Inc. as of December 31, 2006, and the related statements of operations, stockholders’ deficit and cash flows for the period from September 6, 2006 (Inception) to December 31, 2006 together with the report thereon of independent auditor, Bagell, Josephs, Levine & Company L.L.C. are attached hereto as Exhibit 99.1.

The unaudited balance sheet of Biomerk, Inc. as of January 31, 2007, and the related statements of operations, stockholders’ deficit and cash flows for the period ended January 31, 2007 and cumulative from September 6, 2006 (Inception) to January 31, 2007 together with the report thereon of independent auditor, Bagell, Josephs, Levine & Company L.L.C. are attached as Exhibit 99.2.

(b)      Pro Forma Financial Information

The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects for the acquisition of Biomerk, Inc. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisition actually occurred on the dates indicated or what may result in the future. The unaudited pro forma condensed consolidated balance sheet as of January 31, 2007 and the related statements of operations for the nine months ended January 31, 2007 and for the three months ended January 31, 2007 and the notes to the financial statements are attached hereto as Exhibit 99.3.

(c)     Exhibits

99.1     The audited balance sheet of Biomerk, Inc. as of December 31, 2006, and the related statements of operations, stockholders’ deficit and cash flows for the period from September 6, 2006 (Inception) to December 31,2006 together with the report thereon of independent auditor, Bagell, Josephs, Levine & Company L.L.C.

99.2     The unaudited balance sheet of Biomerk, Inc. as of January 31, 2007, and the related statements of operations, stockholders’ deficit and cash flows for the period ended January 31, 2007 and cumulative from September 6, 2006 (Inception) to January 31, 2007 together with the report thereon of independent auditor, Bagell, Josephs, Levine & Company L.L.C.

99.3     The unaudited pro forma condensed consolidated balance sheet as of January 31, 2007 and the related statements of operations for the nine months ended January 31, 2007 and for the three months ended January 31, 2007 and the notes to the financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 31, 2007	Champions Biotechnology, Inc.

	By:	/s/ James Martell
James Martell
President and Chief Executive Officer